                                                                   Exhibit 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                 for Tender of
                         7 1/8% Senior Notes Due 2009
                     (including those in book-entry form)

                                      of

                             AK STEEL CORPORATION

  This form or one substantially equivalent hereto must be used to accept the Exchange Offer relating to the tender of 7 1/8% Senior Notes Due 2009 (the "Old Notes") of AK Steel Corporation ("AK Steel") made pursuant to the
Prospectus, dated      , 1999 (the "Prospectus"), if certificates for Old
Notes of AK Steel are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New
York City time, on      , 1999 (the "Expiration Date"). Such form may be
delivered or transmitted by facsimile transmission, mail or hand delivery to the Fifth Third Bank (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, the Exchange Agent must receive from a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program prior to 5:00 p.m., New York City time, on the Expiration Date, a completed, signed and dated Letter of Transmittal relating to the Old Notes (or a facsimile thereof or an Agent's Message (as defined in the Letter of Transmittal accompanying the Prospectus) in lieu thereof). Capitalized terms used herein and not defined herein are used as so defined in the Prospectus.

                       Fifth Third Bank, Exchange Agent

  By Mail or Overnight Courier:            By Hand Delivery:                    By Facsimile:

        Fifth Third Bank                    Fifth Third Bank                    (513) 744-8909
     Attention: Geoff Clark              Attention: Geoff Clark             Confirm by Telephone:
   Corporate Trust Operations          Corporate Trust Operations               (513) 579-5320
            ML 10AT66                 580 Walnut Street--4th Floor
    38 Fountain Square Plaza             Cincinnati, Ohio 45202
     Cincinnati, Ohio 45263

  DELIVERY OF THIS NOTICE TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS NOTICE VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

  This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined therein) under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

  The undersigned hereby tenders to AK Steel Corporation, a Delaware corporation ("AK Steel"), in accordance with AK Steel's offer, upon the terms
and subject to the conditions set forth in the Prospectus dated     , 1999
(the "Prospectus"), and in the accompanying Letter of Transmittal, receipt of
which is hereby acknowledged, $       in aggregate principal amount of Old
Notes pursuant to the guaranteed delivery procedures described in the Prospectus.

Name(s) of Record Holder(s) __________________________________________________
                            (Please Type or Print)

Address ______________________________________________________________________

Area Code & Telephone No. ____________________________________________________

Certificate Number(s) for Old Notes (if available) ___________________________

Total Principal Amount Represented by Certificate(s):
$_____________________________________________________________________________

  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.


                               PLEASE SIGN HERE

  X ____________________________________________________________________

  X ____________________________________________________________________
                         Signature(s) of Holder(s)                 Date

    Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

  ______________________________________________________________________
                    Please print name(s) and address(es)

  Name(s): _____________________________________________________________

  Capacity: ____________________________________________________________

  Address(es): _________________________________________________________

  [_] The Depository Trust Company _____________________________________
                 (Check if Old Notes will be tendered by book-entry transfer)

  Account Number _______________________________________________________


             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED

                                   GUARANTEE

                   (Not to be used for signature guarantee)

  The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Old Notes being tendered hereby or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or a facsimile thereof or an Agent's Message in lieu thereof) any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

_____________________________________________________________________________
             Name of Firm                       Authorized Signature

_____________________________________________________________________________
                Address                                 Title

_____________________________________________________________________________
                                                        Name:

_____________________________________________________________________________
               Zip Code                        (Please Type or Print)

_____________________________________________________________________________
        Area Code and Tel. No.                         Dated:

NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF
     OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

                                       3